UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. __)

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12

TEMPUR-PEDIC INTERNATIONAL INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***
 Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on April 26, 2011.

     TEMPUR-PEDIC INTERNATIONAL, INC.

Meeting Information
Meeting Type: Annual Meeting
For holders as of: March 4, 2011
Date: April 26, 2011
Time: 10:00 AM EDT
Location: Offices of Bingham McCutchen
One Federal Street, 13th Floor
Boston, MA 02110

You are receiving this communication because
you hold shares in the above named company.

TEMPUR-PEDIC INTERNATIONAL, INC.	This is not a ballot. You cannot use this notice to vote
1713 JAGGIE FOX WAY	these shares. This communication presents only an
LEXINGTON, KY 40511	overview of the more complete proxy materials that are
available to you on the Internet. You may view the proxy
materials online at www.proxyvote.com or easily request
a paper copy (see reverse side).

We encourage you to access and review all of the
important information contained in the proxy materials
before voting.

See the reverse side of this notice to obtain
proxy materials and voting instructions.

Before You Vote
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT       FORM 10-K
How to View Online:
Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one.  There is NO charge for requesting a copy.  Please choose one of the following methods to make your request:
 1) BY INTERNET:  www.proxyvote.com
 2) BY TELEPHONE: 1-800-579-1639
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Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 12, 2011 to facilitate timely delivery.

How To Vote

Please Choose One of The Following Voting Methods

Vote In Person:
Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.  At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet:
To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX available and follow the instructions.
Vote By Mail:
You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items
The Board of Directors recommends you
vote FOR the following proposal(s):

1.  Election of Directors
Nominees:

1a.  Evelyn S. Dilsaver

1b.  Frank Doyle

1c. John A. Heil

1d.  Peter K. Hoffman

1e.  Sir Paul Judge

1f.  Nancy F. Koehn

1g.  Christopher A. Masto

1h.  P. Andrews McLane

1i.  Mark Sarvary

1j.  Robert B. Trussell, Jr.

2.  RATIFICATION OF ERNST & YOUNG LLP AS
INDEPENDENT AUDITORS

3.  AN ADVISORY VOTE TO APPROVE
THE COMPENSATION OF NAMED
EXECUTIVE OFFICERS

The Board of Directors recommends you
vote 1 year on the following proposal:

4. AN ADVISORY VOTE ON THE
FREQUENCY OF FUTURE EXECUTIVE
COMPENSATION VOTES

NOTE: Such other business as may
properly come before the meeting or any
adjournment thereof.